UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 26, 2023

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On May 26, 2023, Atlassian Corporation, a leading provider of team collaboration and productivity software, announced that Scott Farquhar and Mike Cannon-Brookes each adopted a new stock trading plan in February 2023 in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the policies of Atlassian regarding stock transactions. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “estimate,” or “continue,” and similar expressions or variations, but these words are not the exclusive means for identifying such statements. All statements other than statements of historical fact could be deemed forward looking, including risks and uncertainties related to, but not limited to, statements about Mr. Cannon-Brookes’ and Mr. Farquhar’s intents regarding their respective stock trading plans, and certain assumptions regarding share issuances or repurchases by the Company during the trading plan period. We undertake no obligation to update any forward-looking statements made in or incorporated by reference into this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties and assumptions. Risks include, but are not limited to, those risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Form 10-Q for the fiscal quarter ended March 31, 2023 and in other filings the Company makes with the SEC from time to time, which could cause actual results to vary from expectations. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, actual results could differ materially from the results expressed or implied by the forward-looking statements made. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date such statements are made.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated May 26, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	May 26, 2023	By:	/s/ Stan Shepard
Stan Shepard
General Counsel